UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2024

DOVER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-4018	53-0257888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3005 Highland Parkway
Downers Grove, Illinois	60515
(Address of Principal Executive Offices)	(Zip Code)

(630) 541-1540

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DOV	New York Stock Exchange
1.250% Notes due 2026	DOV 26	New York Stock Exchange
0.750% Notes due 2027	DOV 27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 3, 2024, Dover Corporation (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, upon the recommendation of the Company’s Board of Directors, the shareholders of the Company approved a proposal to amend the Company’s Fifth Restated Certificate of Incorporation (the “Certificate Amendment”) to provide for exculpation of corporate officers as permitted by Delaware law. The Certificate Amendment became effective upon the filing of the Company’s Sixth Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Secretary of State”) on May 7, 2024. The Sixth Restated Certificate of Incorporation also integrates all prior amendments and certificates previously filed with the Secretary of State into a single document.

The foregoing description is qualified in its entirety by reference to the text of the Company’s Sixth Restated Certificate of Incorporation, a copy of which is filed hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 3, 2024, the Company held its Annual Meeting. At the Annual Meeting, the shareholders:

(1) elected ten directors,

(2) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2024,

(3) approved, on an advisory basis, the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis and the accompanying tables in the proxy statement (“Say-on-Pay”) for the Annual Meeting, and

(4) approved an amendment to the Company’s Fifth Restated Certificate of Incorporation to reflect recent Delaware law provisions regarding officer exculpation.

The voting results for each such proposal are reported below.

1. To elect ten directors:

	For	Against	Abstain	Broker Non-Vote
Deborah L. DeHaas	115,774,909	1,041,906	195,301	7,972,399
H. John Gilbertson, Jr.	115,380,588	1,435,531	195,997	7,972,399
Kristiane C. Graham	113,116,249	3,670,775	225,092	7,972,399
Marc A. Howze	116,379,516	461,998	170,602	7,972,399
Michael F. Johnston	111,124,435	5,622,633	265,048	7,972,399
Michael Manley	116,168,717	649,134	194,265	7,972,399
Danita K. Ostling	116,508,505	325,743	177,868	7,972,399
Eric A. Spiegel	115,958,568	874,712	178,836	7,972,399
Richard J. Tobin	111,489,643	5,057,003	465,470	7,972,399
Keith E. Wandell	114,202,922	2,617,429	191,765	7,972,399

2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2024:

For	Against	Abstain	Broker Non-Vote
119,579,646	5,212,008	192,861	7,972,399

3. To approve, on an advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Vote
109,345,902	7,320,389	345,825	7,972,399

4. To approve an amendment to the Company’s Fifth Restated Certificate of Incorporation to reflect recent Delaware law provisions regarding officer exculpation:

For	Against	Abstain	Broker Non-Vote
96,549,118	20,201,451	261,547	7,972,399

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Sixth Restated Certificate of Incorporation of the Company (as filed with the Secretary of State’s Office of the State of Delaware on May 7, 2024).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2024	DOVER CORPORATION
(Registrant)

	By:	/s/ Ivonne M. Cabrera
Ivonne M. Cabrera
Senior Vice President, General Counsel & Secretary